UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: March 18, 2005

PETsMART, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21888	94-3024325

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19601 North 27th Avenue, Phoenix, Arizona 85027

(Address of Principal Executive Offices) (Zip Code)

(623) 580-6100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     Incorporated herein by reference and attached hereto as Exhibit 99.1 to this Current Report are unaudited Consolidated Balance Sheets as of January 30, 2005 and February 1, 2004 and unaudited Consolidated Statements of Operations for the fiscal years and quarters ended January 30, 2005 and February 1, 2004 of PETsMART, Inc. and explanatory comments.

     The information in Item 2.02 of this report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by PETsMART, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number	Description

Exhibit 99.1	Unaudited Consolidated Balance Sheets as of January 30, 2005 and February 1, 2004 and unaudited Consolidated Statements of Operations for the fiscal years and quarters ended January 30, 2005 and February 1, 2004 and explanatory comments.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETsMART, Inc.
	By:	/s/ Timothy E. Kullman
Dated: March 18, 2005		Timothy E. Kullman
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	Unaudited Consolidated Balance Sheets as of January 30, 2005 and February 1, 2004 and unaudited Consolidated Statements of Operations for the fiscal years and quarters ended January 30, 2005 and February 1, 2004 and explanatory comments.